Income Taxes (Tables)	12 Months Ended
Dec. 27, 2014
Income Tax Contingency [Line Items]
Undistributed International Earnings [Text Block]
Undistributed International Earnings
As of December 27, 2014, we had approximately $37.8 billion of undistributed international earnings. We intend to continue to reinvest earnings outside the U.S. for the foreseeable future and, therefore, have not recognized any U.S. tax expense on these earnings. It is not practicable for us to determine the amount of unrecognized U.S. tax expense on these reinvested international earnings.

Summary of Income Tax Contingencies [Table Text Block]
Reserves
A number of years may elapse before a particular matter, for which we have established a reserve, is audited and finally resolved. The number of years with open tax audits varies depending on the tax jurisdiction. Our major taxing jurisdictions and the related open tax audits are as follows:

Jurisdiction	Years Open to Audit	Years Currently Under Audit
United States	2010-2013	2010-2011
Mexico	2009-2013	None
United Kingdom	2012-2013	None
Canada (Domestic)	2010-2013	2010-2012
Canada (International)	2008-2013	2008-2012
Russia	2009-2013	2009-2013

While it is often difficult to predict the final outcome or the timing of resolution of any particular tax matter, we believe that our reserves reflect the probable outcome of known tax contingencies. We adjust these reserves, as well as the related interest, in light of changing facts and circumstances. Settlement of any particular issue would usually require the use of cash. Favorable resolution would be recognized as a reduction to our annual tax rate in the year of resolution. For further unaudited information on the impact of the resolution of open tax issues, see “Other Consolidated Results” in Management’s Discussion and Analysis of Financial Condition and Results of Operations.
We believe that it is reasonably possible that our reserves for uncertain tax positions could decrease by approximately $300 million within the next 12 months as a result of the completion of audits in various jurisdictions.
In the fourth quarter of 2013, we reached an agreement with the IRS resolving all open matters related to the audits for taxable years 2003 through 2009. As a result, we made U.S. Federal net cash tax payments of $758 million, including interest. The settlement reduced our 2013 net cash provided by operating activities and our reserves for uncertain tax positions for the tax years 2003 through 2012 and resulted in a non-cash tax benefit of $209 million in the fourth quarter of 2013. In addition, payments for other U.S. Federal, state and local tax matters related to open tax years totaling $226 million were made in 2013. In 2012, we received a favorable tax court decision related to the classification of financial instruments resulting in a non-cash tax benefit of $217 million in the fourth quarter of 2012. See additional unaudited information in “Items Affecting Comparability” in Management’s Discussion and Analysis of Financial Condition and Results of Operations.
As of December 27, 2014, the total gross amount of reserves for income taxes, reported in other liabilities, was $1,587 million. We accrue interest related to reserves for income taxes in our provision for income taxes and any associated penalties are recorded in selling, general and administrative expenses. The gross amount of interest accrued, reported in other liabilities, was $141 million as of December 27, 2014, of which $31 million of expense was recognized in 2014. The gross amount of interest accrued, reported in other liabilities, was $164 million as of December 28, 2013, of which $36 million of expense was recognized in 2013.

Income Tax Carryforwards and Allowances [Text Block]
Carryforwards and Allowances
Operating loss carryforwards totaling $10.4 billion at year-end 2014 are being carried forward in a number of foreign and state jurisdictions where we are permitted to use tax operating losses from prior periods to reduce future taxable income. These operating losses will expire as follows: $0.1 billion in 2015, $9.8 billion between 2016 and 2034 and $0.5 billion may be carried forward indefinitely. We establish valuation allowances for our deferred tax assets if, based on the available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Income Taxes
Income Taxes
The components of income before income taxes are as follows:

		2014	2013	2012
U.S.		$2,557	$3,078	$3,234
Foreign		6,200	5,813	5,070
		$8,757	$8,891	$8,304

The provision for income taxes consisted of the following:

		2014	2013	2012
Current:	U.S. Federal	$1,364	$1,092	$911
	Foreign	851	807	940
	State	210	124	153
		2,425	2,023	2,004
Deferred:	U.S. Federal	(33)	87	154
	Foreign	(60)	11	(95)
	State	(133)	(17)	27
		(226)	81	86
		$2,199	$2,104	$2,090

A reconciliation of the U.S. Federal statutory tax rate to our annual tax rate is as follows:

		2014	2013	2012
U.S. Federal statutory tax rate		35.0%	35.0%	35.0%
State income tax, net of U.S. Federal tax benefit		0.6	1.2	1.4
Lower taxes on foreign results		(8.6)	(8.8)	(6.9)
Tax benefits		—	(2.4)	(2.6)
Other, net		(1.9)	(1.3)	(1.7)
Annual tax rate		25.1%	23.7%	25.2%

Deferred tax liabilities and assets are comprised of the following:

Deferred tax liabilities	2014	2013
Pension benefits	$—	$84
Debt guarantee of wholly owned subsidiary	842	828
Property, plant and equipment	2,174	2,327
Intangible assets other than nondeductible goodwill	4,068	4,348
Other	264	361
Gross deferred tax liabilities	7,348	7,948
Deferred tax assets
Net carryforwards	1,329	1,485
Stock-based compensation	265	303
Retiree medical benefits	388	384
Other employee-related benefits	646	627
Pension benefits	263	—
Deductible state tax and interest benefits	158	155
Long-term debt obligations acquired	98	125
Other	1,002	959
Gross deferred tax assets	4,149	4,038
Valuation allowances	(1,230)	(1,360)
Deferred tax assets, net	2,919	2,678
Net deferred tax liabilities	$4,429	$5,270

Deferred taxes are included within the following balance sheet accounts:

	2014	2013
Assets:
Prepaid expenses and other current assets	$875	$716
Liabilities:
Deferred income taxes	$5,304	$5,986

A summary of our valuation allowance activity is as follows:

	2014	2013	2012
Balance, beginning of year	$1,360	$1,233	$1,264
(Benefit)/provision	(25)	111	68
Other (deductions)/additions	(105)	16	(99)
Balance, end of year	$1,230	$1,360	$1,233

The Patient Protection and Affordable Care Act (PPACA), which was signed into law in the second quarter of 2010, changed the tax treatment related to an existing retiree drug subsidy (RDS) available to sponsors of retiree health benefit plans that provide a benefit that is at least actuarially equivalent to the benefits under Medicare Part D. As a result of the PPACA, RDS payments became taxable in tax years beginning in 2013, by requiring the amount of the subsidy received to be offset against our deduction for health care expenses. In the first quarter of 2012, we began pre-paying funds within our 401(h) accounts intended to fully cover prescription drug benefit liabilities for Medicare eligible retirees. As a result, the receipt of future Medicare subsidy payments for prescription drugs will not be taxable and consequently we recorded a $55 million tax benefit reflecting this change in the first quarter of 2012.
For additional unaudited information on our income tax policies, including our reserves for income taxes, see “Our Critical Accounting Policies” in Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Reserves Rollforward
A rollforward of our reserves for all federal, state and foreign tax jurisdictions, is as follows:

	2014	2013
Balance, beginning of year	$1,268	$2,425
Additions for tax positions related to the current year	349	238
Additions for tax positions from prior years	215	273
Reductions for tax positions from prior years	(81)	(327)
Settlement payments	(70)	(1,306)
Statutes of limitations expiration	(42)	(30)
Translation and other	(52)	(5)
Balance, end of year	$1,587	$1,268